SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2015

McGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-1023	13-1026995
(Commission File Number)	(IRS Employer Identification No.)

55 Water Street New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

(212) 438-2000

Registrant’s telephone number, including area code:

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously announced, on July 24, 2015, McGraw Hill Financial, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with SNL Financial LC (“SNL Financial”) and certain other parties, pursuant to which the Company agreed to acquire SNL Financial.

The Company is furnishing this Current Report on Form 8-K in order to provide investors with information on how Company management analyzed SNL Financial’s historical financial performance in the context of its overall evaluation of SNL Financial undertaken in connection with entering the Merger Agreement, including certain non-GAAP financial information, attached hereto and incorporated by reference into this Item 7.01 as Exhibit 99.1, which is derived from the audited consolidated financial statements for SNL Financial LC and subsidiaries as of and for the years ended December 31, 2014 and 2013 (the “SNL Financial Statements”), attached hereto and incorporated by reference into this Item 7.01 as Exhibit 99.2.

Although the SNL Financial Statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), since SNL Financial was a private company at all times covered by the SNL Financial Statements, the SNL Financial Statements were prepared in accordance with GAAP as applied to private companies and not GAAP as applied to public business entities, and, in addition, the SNL Financial Statements do not include additional disclosures required under the rules of the Securities and Exchange Commission (“SEC”). Because the SNL Financial Statements were prepared on a private-company basis, GAAP permitted SNL Financial to elect to amortize goodwill on a straight-line basis over a 10-year period, whereas GAAP as applied to public business entities does not permit such an election. Within approximately 75 days of completion of the SNL Financial acquisition, the Company will be required to file a Current Report on Form 8-K containing certain consolidated financial statements for SNL Financial, along with pro forma financial information of the Company that gives effect to the acquisition of SNL Financial, which consolidated financial statements and pro forma financial information will be required to be prepared in accordance with the rules of the SEC, and will be required to be prepared based on GAAP as applied to public business entities. As a result, the financial information for SNL Financial included in the Current Report on Form 8-K that the Company will be required to file within approximately 75 days of completion of the SNL Financial acquisition is expected to differ in important ways from the information furnished in this Current Report on Form 8-K in order to comply with SEC rules, including rules governing the presentation of pro forma financial information. In addition, the application of GAAP as applied to public business entities will require a revision of the SNL Financial Statements to reverse the amortization of goodwill, and SNL Financial will instead be required to test goodwill for impairment. In the event SNL Financial determines that goodwill was impaired, this could result in a charge to net income (loss) in excess of the amount of goodwill amortization reflected in the SNL Financial Statements.

Because the non-GAAP financial information included in Exhibit 99.1 does not reflect recognized measurements under GAAP, investors should not consider this non-GAAP financial information as a substitute for measures of SNL Financial’s financial performance as determined in accordance with GAAP, such as net loss, loss from operations or net cash provided by operating activities.

Forward-Looking Statements

This report contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events, trends, contingencies or results, appear at various places in this report and use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, management may use forward-looking statements when addressing topics such as: the outcome of contingencies; future actions by regulators; changes in the Company’s business strategies and methods of generating revenue; the development and performance of the Company’s services and products; the expected impact of acquisitions and dispositions; the Company’s effective tax rates; and the Company’s cost structure, dividend policy, cash flows or liquidity.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things:

•	the impact of the acquisition of SNL Financial, including the impact on the Company’s results of operations; any failure to successfully integrate SNL Financial into the Company’s operations and generate anticipated synergies and other cost savings; any failure to attract and retain key employees to execute SNL Financial’s growth strategy; and any failure to realize the intended tax benefits of the acquisition;

•	the Company’s ability to obtain the requisite regulatory approvals and to satisfy the other conditions to complete the SNL Financial acquisition; the Company’s ability to obtain sufficient debt to finance the acquisition on favorable terms; the risk of litigation, competitive responses, or unexpected costs, charges or expenses resulting from or relating to the acquisition; and any disruption to the business of the Company or SNL Financial due to the announcement or completion of the acquisition or any transaction-related uncertainty;

•	the rapidly evolving regulatory environment, in the United States and abroad, affecting Standard & Poor’s Ratings Services, Platts, S&P Dow Jones Indices, S&P Capital IQ, SNL Financial and the Company’s other businesses, including new and amended regulations and the Company’s compliance therewith;

•	the outcome of litigation, government and regulatory proceedings, investigations and inquiries;

•	worldwide economic, financial, political and regulatory conditions;

•	the health of debt and equity markets, including credit quality and spreads, the level of liquidity and future debt issuances;

•	the level of interest rates and the strength of the credit and capital markets in the United States and abroad;

•	the demand and market for credit ratings in and across the sectors and geographies where the Company operates;

•	concerns in the marketplace affecting the Company’s credibility or otherwise affecting market perceptions of the integrity or utility of independent credit ratings;

•	the Company’s ability to maintain adequate physical, technical and administrative safeguards to protect the security of confidential information and data, and the potential of a system or network disruption that results in regulatory penalties, remedial costs or improper disclosure of confidential information or data;

•	the effect of competitive products and pricing;

•	consolidation in the Company’s end-customer markets;

•	the impact of cost-cutting pressures across the financial services industry;

•	a decline in the demand for credit risk management tools by financial institutions;

•	the level of success of new product developments and global expansion;

•	the level of merger and acquisition activity in the United States and abroad;

•	the volatility of the energy marketplace;

•	the health of the commodities markets;

•	the impact of cost-cutting pressures and reduced trading in oil and other commodities markets;

•	the strength and performance of the domestic and international automotive markets;

•	the impact on the Company’s revenue and net income caused by fluctuations in foreign currency exchange rates;

•	the level of restructuring charges the Company incurs;

•	the level of the Company’s capital investments;

•	the level of the Company’s future cash flows;

•	the Company’s ability to make acquisitions and dispositions and to integrate, and realize expected synergies, savings or benefits from the businesses it acquires;

•	the Company’s ability to successfully recover should it experience a disaster or other business continuity problem from a hurricane, flood, earthquake, terrorist attack, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event;

•	changes in applicable tax or accounting requirements; and

•	the Company’s exposure to potential criminal sanctions or civil penalties if it fails to comply with foreign and U.S. laws and regulations that are applicable in the domestic and international jurisdictions in which it operates, including sanctions laws relating to countries such as Iran, Russia, Sudan and Syria, anti-corruption laws such as the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010, and local laws prohibiting corrupt payments to government officials, as well as import and export restrictions.

The factors noted above are not exhaustive. The Company and its subsidiaries operate in a dynamic business environment in which new risks emerge frequently. Accordingly, the Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made, except as required by applicable law. Further information about the Company’s businesses, including information about factors that could materially affect its results of operations and financial condition, is contained in the Company’s filings with the SEC, including the “Risk Factors” section in the Company’s most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report on Form 10-Q.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	EBITDA and Adjusted EBITDA reconciliation to net loss for SNL Financial LC and subsidiaries for the years ended December 31, 2014 and 2013.

99.2	Audited consolidated financial statements for SNL Financial LC and subsidiaries as of and for the years ended December 31, 2014 and 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2015	By:	/s/ Scott L. Bennett
	Name:	Scott L. Bennett
	Title:	Senior Vice President, Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	EBITDA and Adjusted EBITDA reconciliation to net loss for SNL Financial LC and subsidiaries for the years ended December 31, 2014 and 2013.

99.2	Audited consolidated financial statements for SNL Financial LC and subsidiaries as of and for the years ended December 31, 2014 and 2013.